UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2023

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 - Registrant's Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

Effective as of February 22, 2023, STRATTEC SECURITY CORPORATION (the "Company") entered into an eighth amendment (the "Amendment") to its August 1, 2011 Credit Agreement, as previously amended by an Amendment No. 1 dated December 27, 2013, an Amendment No. 2 dated June 25, 2015, an Amendment No. 3 dated June 24, 2016, an Amendment No. 4 dated June 26, 2017, an Amendment No. 5 dated September 28, 2018, an Amendment No. 6 dated October 28, 2019 and an Amendment No. 7 dated June 1, 2021 (collectively, the "STRATTEC Credit Agreement"), with BMO Harris Bank N.A., as lender.  The Amendment modifies the benchmark for purposes of determining interest on borrowings under the credit facility and adopts an interest rate based upon the forward looking term secured overnight financing rate (SOFR) as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).  Under the Amendment, interest will be at varying rates based, at STRATTEC's option, on Term SOFR plus 1.35 percent or the bank’s base rate, which generally is tied to the prime rate.  The Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 2 - Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described above under Item 1.01, on February 22, 2023, the Company entered into an amendment to its credit agreement with BMO Harris Bank N.A. modifying the benchmark interest rate and making certain other changes thereto described in the Amendment attached hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1 – Amendment No. 8 to STRATTEC Credit Agreement, dated as of February 22, 2023, between STRATTEC SECURITY CORPORATION and BMO Harris Bank N.A., as lender.

104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: February 27, 2023
	By:	/s/ Dennis Bowe
Dennis Bowe, Vice President and
Chief Financial Officer